PRO FORMA FINANCIAL INFORMATION

            The following tables set forth unaudited pro forma financial information for the Company as of and for the nine months ended September 30, 1996 and for the year ended December 31, 1995 after giving effect to: (i) the acquisition of office properties and land that have been consummated since the beginning of the periods presented and the acquisition of other office properties and land that the Company expects to consummate in the near future;
(ii) the sale of shares of Common Stock to USRealty in April 1996; (iii) the completion of the July 1996 Offering; (iv) the completion of the November 1996 Offering; (v) the completion of the December 1996 Offering of the Additional Shares; (vi) the completion of the October 1996 Offering of the Series A Preferred Shares (the "Series A Preferred Stock Offering"); (vii) the completion of the Offering and Concurrent USRealty Purchase; and (viii) the repayment of draws on the Line of Credit.

           The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions had been consummated on September 30, 1996: (a) the purchase of the Peterson Portfolio; (b) the purchase of the NELO/Orchard Portfolio; (c) the purchase of the Greyhound Building; (d) the purchase of Pointe Corridor Centre IV; (e) the purchase of the Camelback Lakes Corporate Center; (f) the purchase of Rio Robles Technology Center; (g) the purchase of Search Plaza; (h) the purchase J.D. Edwards; (i) the purchase of Del Mar Corporate Plaza; (j) the purchase of South Coast Executive Center; (k) the purchase of Unisys Center; (l) the purchase of Redmond Hilltop Land; (m) the purchase of Quorum North; (n) the purchase of Cedar Maple; (o) the purchase of Data I/O Willows; (p) the purchase of The Crossings; (q) the purchase of Baytech Center; (r) the purchase of ASIS; (s) the purchase of Warner Premier; (t) the completion of the Offering and Concurrent USRealty Purchase; (u) the completion of the November 1996 Offering; (v) the completion of the December 1996 Offering of the Additional Shares; (w) the completion of the Series A Preferred Stock Offering; and (x) the repayment of draws on the Line of Credit.

            The unaudited Pro Forma Condensed Consolidated Statements of Operations are presented as if the following transactions had been consummated as of the beginning of the respective periods: (a) the purchase of One Rock Spring Plaza; (b) the purchase of Tycon Courthouse; (c) the purchase of an additional 7.58% ownership interest in Square 24 Associates, the partnership owning 2445 M Street, Washington, D.C.; (d) the purchase of the Scenic Business Park; (e) the purchase of the Harbor Corporate Park; (f) the purchase of AT&T Center; (g) the purchase of Reston Quadrangle; (h) the purchase of Harlequin Plaza North and South and Quebec Court I and II; (i) the purchase of The Quorum;
(j) the purchase of Parkway North Center; (k) the purchase of the Redmond East Business Campus; (l) the purchase of the Plaza PacifiCare Building; (m) the purchase of Parkway One; (n) the purchase of Norwood Tower; (o) the purchase of the Warner Center Business Park; (p) the purchase of the Littlefield Portfolio;
(q) the purchase of Riata Land;  (r) the purchase of Katella  Corporate  Center;
(s) the purchase of Greenwood Centre; (t) the purchase of Panorama Corporate Center; (u) the purchase of Quebec Centre; (v) the purchase of the Sunnyvale Research Plaza; (w) the purchase of the Peterson Portfolio; (x) the purchase of the NELO/Orchard Portfolio; (y) the purchase of the Greyhound Building; (z) the purchase of Pointe Corridor Centre IV; (aa) the purchase of the Camelback Lakes Corporate Center; (bb) the purchase of Rio Robles Technology Center; (cc) the purchase of Search Plaza; (dd) the purchase J.D. Edwards; (ee) the purchase of Del Mar Corporate Plaza; (ff) the purchase of South Coast Executive Center; (gg) the purchase of Unisys Center; (hh) the purchase of Redmond Hilltop Land; (ii) the purchase of Quorum North; (jj) the purchase of Cedar Maple; (kk) the purchase of Data I/O Willows; (ll) the purchase of

The Crossings;  (mm) the purchase of Baytech Center;  (nn) the purchase of ASIS;
(oo) the purchase of Warner Premier; (pp) the completion of the Offering and Concurrent USRealty Purchase; (qq) the completion of the November 1996 Offering;
(rr) the completion of the December 1996 Offering of the Additional Shares; (ss) the completion of the Series A Preferred Stock Offering; and (tt) the repayment of draws on the Line of Credit.

            In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

            The unaudited Pro Forma Condensed Consolidated Balance Sheet and the
unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1996, had the aforementioned transactions occurred on such date, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of the respective periods, nor do they purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                       At September 30, 1996 (Unaudited)
                                                  ----------------------------------------------------------------------------------
                                                                           Pro Forma Adjustments
                                                  ----------------------------------------------------------------------------------

                                                                                                                       Series A
                                                                          Acquired                    Probable       Preferred Stock
                                                  Historical (A)       Properties (B)             Acquisitions (C)   Offering (D)
                                                  -----------------   --------------------      -------------------  ---------------

     ASSETS
Rental property, net                              $        906,342             445,918(1)               81,576(5)            -
Development property                                        40,449              14,693(1)               20,626(5)            -
Restricted and unrestricted cash                            22,882                   -                       -               -
Other assets                                                74,235                (993)(1)(2)             (242)(6)           -
                                                  -----------------   --------------------      -------------------  -------------

      Total assets                                 $     1,043,908             459,618                 101,960               -
                                                  =================   ====================      ===================  =============

     LIABILITIES
Mortgages and notes payable                       $        426,069             448,926(2)              101,960(6)      (42,915)
Other liabilities                                           20,480               9,092(2)                    -               -
                                                  -----------------   --------------------      -------------------  -------------
      Total liabilities                                    446,549             458,018                 101,960         (42,915)

Minority interest                                           51,611                 100(3)                    -               -
                                                  -----------------   --------------------      -------------------  -------------

   STOCKHOLDERS' EQUITY
Preferred stock                                                 -                    -                       -             17
Common stock                                                  355                    1(4)                    -              -
Additional paid-in capital                                588,684                1,499(4)                    -         42,898
Dividends paid in excess of earnings                      (43,291)                   -                       -              -
                                                  -----------------   --------------------      -------------------  -------------
      Total stockholders' equity                          545,748                1,500                       -         42,915
                                                  -----------------   --------------------      -------------------  -------------

      Total liabilities and stockholders' equity   $    1,043,908              459,618                 101,960              -
                                                  =================   ====================      ===================  =============

                                                                                 At September 30, 1996 (Unaudited)
                                                     -------------------------------------------------------------------------------
                                                                                   Pro Forma Adjustments
                                                     -------------------------------------------------------------------------------
                                                                         December           Offering and
                                                         November      Offering of           Concurrent
                                                       Common Stock     Additional            USRealty               Pro Forma
                                                       Offering (E)     Shares (F)          Purchase (G)            Consolidated
                                                     --------------- -------------------  --------------------   -------------------
     ASSETS
Rental property, net                                            -               -                    -             1,433,836
Development property                                            -               -                    -                75,768
Restricted and unrestricted cash                                -               -                    -                22,882
Other assets                                                    -               -                    -                73,000
                                                    ----------------- ---------------    ------------------    --------------------
      Total assets                                              -               -                    -             1,605,486
                                                    ================= ===============    ==================    ====================

     LIABILITIES
Mortgages and notes payable                              (178,364)        (26,780)            (108,908)              619,988
Other liabilities                                               -               -                    -                29,572
                                                    ----------------- ---------------    ------------------    --------------------
      Total liabilities                                 (178,364)         (26,780)            (108,908)              649,560

Minority interest                                              -               -                     -                51,711
                                                    ----------------- ---------------    ------------------    --------------------

   STOCKHOLDERS' EQUITY
Preferred stock                                                -               -                     -                    17
Common stock                                                  71              11                    39                   477
Additional paid-in capital                               178,293          26,769               108,869                947,012
Dividends paid in excess of earnings                           -               -                     -                (43,291)
                                                    ----------------- ---------------    ------------------    --------------------
      Total stockholders' equity                         178,364          26,780               108,908               904,215
                                                    ----------------- ---------------    ------------------    --------------------
      Total liabilities and stockholders' equity              -               -                      -             1,605,486
                                                    ================= ===============    ==================    ====================

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                               September 30, 1996
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical consolidated balance sheet as of September 30, 1996.

(B) Reflects the following pro forma adjustments related to the acquired properties:
         (1) total acquisition costs of $460,968 ($128,466 related to the Peterson Portfolio, $123,850 related to the NELO/Orchard Portfolio; $9,350 related to the Greyhound Building, $15,100 related to Pointe Corridor Center IV, $26,900 related to Camelback Lakes Corporate Center, $46,003 related to Rio Robles Technology Center, $15,143 related to Search Plaza, $16,117 related to Del Mar Corporate Plaza, $7,138 related to J.D. Edwards, $20,650 related to South Coast Executive Center, $50,651 related to Unisys Center, and $1,600 related to Redmond Hilltop
               Land);

         (2) the assumption of existing debt of $73,167 ($22,240 related to the Peterson Portfolio and $40,927 related to the NELO/Orchard Portfolio, and $10,000 related to South Coast Executive Center) and other liabilities of $9,092 ($1,288 related to the Peterson Portfolio, $7,170 related to the NELO/Orchard Portfolio, $281 related to Rio Robles Technology Center, $197 related to Search Plaza, and $156 related to Del Mar Corporate Plaza), use of the Company's purchase deposits ($1,350) net of other assets acquired ($357), and a draw on the Company's Line of Credit ($375,759);

         (3) the value of 3,781 dividend-paying units in CarrAmerica Realty, L.P. to be issued in connection with the purchase of South Coast Executive Center.

         (4) the issuance of 62,696 shares of Common Stock in connection with the purchase of the Peterson Portfolio.

(C) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:

         (5) total acquisition costs of $102,202 ($10,720 related to Quorum North, $14,192 related to Data I/O Willows, $13,000 related to Cedar Maple, $39,820 related to The Crossings, $14,060 related to Baytech Center, $1,040 related to ASIS, and $9,370 related to Warner Premier); and

         (6) the assumption of existing debt ($6,750) related to Quorum North, a draw on the Company's Line of Credit ($95,210), and use of the Company's purchase deposits ($242) towards the acquisitions.

 (D) Reflects the issuance of 1,740,000 shares of Series A Preferred Stock at the price of $25 per share. Transaction costs of $585 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its Line of Credit.

(E) Reflects the issuance of 7,142,857 shares of Common Stock at the price of $26 per share. Transaction costs of $7,350 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its Line of Credit.

(F) Reflects the issuance of 1,071,429 additional shares of Common Stock at the price of $26 per share. Transaction costs of $1,077 were incurred. The Company used all of the proceeds to pay down amounts outstanding under its Line of Credit.

(G) Reflects the sale of 2,750,000 and 1,178,570 shares of Common Stock to the underwriter and Security Capital USRealty, respectively, at a net price of $108,908, after deduction for transaction costs of $150. The Company expects to use all of the proceeds to pay down amounts outstanding under its Line of Credit.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)


                                                                For the nine months ended September 30, 1996 (Unaudited)
                                              --------------------------------------------------------------------------------------
                                                                            Pro Forma Adjustments
                                              --------------------------------------------------------------------------------------

                                                                                                                     Series A
                                                                  Acquired                 Probable               Preferred Stock
                                                Historical (A)  Properties (B)           Acquisitions (C)       Offering (D)

                                              ---------------- ---------------------------------------------------------------------
Real estate operating revenue:
        Rental revenue                         $      100,639    $        73,462 (1)    $          8,704  (6)  $                 -
        Real estate service income                     9,265                   -                       -                         -
                                              ---------------- ------------------      ------------------      ---------------------
                 Total revenues                       109,904             73,462                   8,704                         -
                                              ---------------- ------------------      ------------------      ---------------------

Real estate operating expenses:
        Property operating expenses                    33,371             25,318 (4)               2,823 (8)                     -
        Interest expense                               21,857             28,876 (2)               4,605 (9)                (2,413)
        General and administrative                     10,661                  -                       -                         -
        Depreciation and amortization                  25,744             15,760 (3)               1,765 (7)                     -
                                              ---------------- ------------------      ------------------      ---------------------
                 Total operating expenses              91,633             69,954                   9,193                    (2,413)
                                              ---------------- ------------------      ------------------      ---------------------

                 Real estate operating income          18,271              3,508                    (489)                    2,413

        Other operating income (expense)                1,610                  4 (1)                   -                         -
                                              ---------------- ------------------      ------------------     ----------------------


        Income before minority interest                19,881              3,512                    (489)                    2,413
                                              ---------------- ------------------      ------------------     ----------------------

Minority interest                                      (3,895)              (574)(5)                   -                         -
                                              ---------------- ------------------      ------------------     ----------------------

        Income from continuing operations     $        15,986   $          2,938        $           (489)       $            2,413
                                              ================ ==================      ===================     =====================

Earnings from continuing operations
     per common share (H)                      $         0.70
                                              ================

                                                                For the nine months ended September 30, 1996 (Unaudited)
                                              --------------------------------------------------------------------------------------
                                                                            Pro Forma Adjustments
                                              --------------------------------------------------------------------------------------
                                                                          December          Offering and
                                                     November            Offering of         Concurrent
                                                  Common Stock          Additional            USRealty               Pro Forma
                                                Offering (E)          Shares (F)            Purchase (G)           Consolidated
                                              ----------------    -----------------    ----------------------   --------------------
Real estate operating revenue:
        Rental revenue                                     -      $             -         $               -       $        182,805
        Real estate service income                         -                    -                         -                 9,265

                 Total revenues                            -                    -                         -               192,070
                                              ----------------    -----------------    ----------------------   --------------------

Real estate operating expenses:
        Property operating expenses                        -                    -                         -                61,512
        Interest expense                             (10,034)              (1,506)                   (6,126)               35,259
        General and administrative                         -                    -                         -                10,661
        Depreciation and amortization                      -                    -                         -                43,269

                                              ----------------    -----------------    ----------------------   -------------------
                 Total operating expenses            (10,034)              (1,506)                   (6,126)              150,701
                                              ----------------    -----------------    ----------------------   --------------------

                 Real estate operating income         10,034                1,506                     6,126                41,369

        Other operating income (expense)                   -                    -                         -                1,614
                                              ----------------    -----------------    ----------------------   --------------------


        Income before minority interest               10,034                1,506                     6,126                 42,983
                                              ----------------    -----------------    ----------------------   --------------------

Minority interest                                          -                    -                         -                (4,469)
                                              ----------------    -----------------    ----------------------   --------------------

        Income from continuing operations      $      10,034       $        1,506       $             6,126      $          38,514
                                              =================    =================    ======================  ====================

Earnings from continuing operations
     per common share (H)                                                                                        $            0.76
                                                                                                                ====================

                                                                  For the year ended December 31, 1995 (Unaudited)
                                                ------------------------------------------------------------------------------------
                                                ------------------------------------------------------------------------------------

                                                                                                                        Series A
                                                                         Acquired                Probable            Preferred Stock
                                                  Historical (A)         Properties (B)          Acquisitions (C)    Offering (D)

                                                ----------------   ----------------------------------------------------------------
Real estate operating revenue:
        Rental revenue                          $        89,539      $      137,661 (1)    $        11,592 (6)     $          -
        Real estate service income                       11,315                   -                      -                    -
                                                ----------------   -----------------      -----------------        ----------------
                Total revenues                         100,854             137,661                 11,592                    -
                                                ----------------   -----------------      -----------------        ----------------

Real estate operating expenses:
        Property operating expenses                      31,579              45,401 (4)              3,629 (8)                -
        Interest expense                                 21,873              43,626 (2)              6,390 (9)           (3,349)
        General and administrative                       10,711                   -                      -                    -
        Depreciation and amortization                    18,495              34,132 (3)              2,352 (7)                -
                                                ----------------   -----------------      -----------------        ----------------
                 Total operating expenses                82,658             123,159                 12,371               (3,349)
                                                ----------------   -----------------      -----------------        ----------------

                 Real estate operating income            18,196              14,502                   (779)               3,349

        Other operating income (expense)                   (912)                 81(1)                   -                    -
                                                ----------------   -----------------      -----------------        ----------------


        Income before minority interest                  17,284              14,583                   (779)               3,349
                                                ----------------   -----------------      -----------------        ----------------

Minority interest                                        (5,217)               (682)(5)                  -                    -
                                                ----------------   -----------------      -----------------        ----------------

        Income from continuing operations       $        12,067     $        13,901       $           (779)        $      3,349
                                                ================   =================      =================        ================

Earnings from continuing operations
     per common share (H)                       $          0.90
                                                ================

                                                                  For the year ended December 31, 1995 (Unaudited)
                                                ------------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                ------------------------------------------------------------------------------------
                                                                               December            Offering and
                                                        November            Offering of           Concurrent
                                                       Common Stock          Additional             USRealty             Pro Forma
                                                       Offering (E)          Shares (F)           Purchase (G)         Consolidated
                                                                                                                       ------------
                                                  ------------------------  ---------------   ------------------- ------------------
Real estate operating revenue:
        Rental revenue                            $              -         $         -         $           -        $    238,792
        Real estate service income                               -                   -                     -              11,315

                                                  --------------------    ----------------    ------------------   -----------------
                 Total revenues                                  -                   -                     -             250,107
                                                  --------------------    ----------------    ------------------   -----------------

Real estate operating expenses:
        Property operating expenses                              -                   -                     -              80,609
        Interest expense                                   (13,923)             (2,090)               (8,500)             44,027
        General and administrative                               -                   -                     -              10,711
        Depreciation and amortization                            -                   -                     -              54,979

                                                  --------------------    ----------------    ------------------   -----------------
                 Total operating expenses                  (13,923)             (2,090)               (8,500)            190,326
                                                  --------------------    ----------------    ------------------   -----------------

                 Real estate operating income               13,923               2,090                 8,500              59,781

        Other operating income (expense)                         -                   -                     -                (831)
                                                  --------------------    ----------------    ------------------   -----------------


        Income before minority interest                     13,923               2,090                 8,500              58,950
                                                  --------------------    ----------------    ------------------   -----------------

Minority interest                                                -                   -                     -              (5,899)
                                                  --------------------    ----------------    ------------------   -----------------

        Income from continuing operations         $         13,923         $     2,090         $       8,500       $      53,051
                                                  ====================    ================    ==================   =================

Earnings from continuing operations
     per common share (H)                                                                                          $        1.04
                                                                                                                   =================

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
        For the Nine Months Ended September 30, 1996 and the Year Ended
                                December 31, 1995
                                   (Unaudited)

Adjustments (dollars in thousands):

(A) Reflects the Company's historical consolidated statements of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:

     (1)  the historical operating activity of the properties acquired;

     (2) the additional interest expense on the Line of Credit ($23,022 of interest costs net of $2,383 capitalized for the nine months ended September 30, 1996 and $31,120 of interest costs net of $4,041 capitalized in 1995) and interest expense on debt assumed in certain acquisitions ($8,237 for the nine months ended September 30, 1996 and $16,547 in 1995);

     (3) the depreciation expense for the acquisitions based on the new accounting basis for the rental property acquired;

     (4) the historical operating activity of the rental property ($27,612 for the nine months ended September 30, 1996 and $49,404 in 1995) reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties ($2,294 for the nine months ended September 30, 1996 and $4,003 in 1995); and

     (5)  the minority interest share of earnings.

(C)  Pro forma adjustments for the probable acquisitions reflect:

     (6)  the historical operating activity of the properties to be acquired;

     (7) the depreciation expense for the probable acquisitions based on the new accounting basis for the rental property to be acquired;

     (8) the historical operating activity of the rental property to be acquired ($3,127 for the nine months ended September 30, 1996 and $4,014 in 1995) reduced by the elimination of management fee expenses that will not be incurred by the Company upon purchase of the properties ($304 for the nine months ended September 30, 1996 and $385 in 1995); and

     (9) the additional interest expense on the Line of Credit ($5,765 of interest costs net of $1,160 capitalized for the nine months ended September 30, 1996 and $8,000 of interest costs net of $1,610 capitalized in 1995).


(D) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the Series A Preferred Stock Offering.

(E) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the common stock offering in November 1996.

(F) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the offering of additional shares in December 1996.

(G) Pro forma adjustment reflects the reduction in interest expense associated with the pay down of amounts outstanding under the Line of Credit with the proceeds from the Offering and Concurrent USRealty Purchase.

(H) Based upon 53,187,107 and 53,164,665 pro forma shares of Common Stock outstanding and common stock equivalents on a weighted average basis during the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively. Net income and weighted average shares outstanding have been adjusted for certain minority interests which have a dilutive effect on earnings per share.